Lord Abbett
Quarterly Portfolio Holdings Report

Lord Abbett
Mid Cap Stock Fund

For the period ended March 31, 2025

Schedule of Investments (unaudited)

LORD ABBETT MID CAP STOCK FUND, INC. March 31, 2025

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 98.58%

COMMON STOCKS 98.58%

Banks 1.64%
East West Bancorp, Inc.	199,810	$17,934,946

Beverages 2.57%
Carlsberg AS Class B(a)	149,113	18,874,382
Coca-Cola Consolidated, Inc.	6,778	9,150,300
Total		28,024,682

Biotechnology 1.51%
United Therapeutics Corp.*	53,516	16,497,377

Building Products 3.54%
Allegion PLC (Ireland)(b)	182,612	23,823,562
Masco Corp.	213,497	14,846,581
Total		38,670,143

Capital Markets 6.08%
Moelis & Co. Class A	211,862	12,364,266
Nasdaq, Inc.	218,078	16,543,397
SEI Investments Co.	253,014	19,641,477
TPG, Inc.	377,585	17,908,857
Total		66,457,997

Chemicals 1.49%
Avient Corp.	438,690	16,301,720

Construction & Engineering 1.44%
EMCOR Group, Inc.	42,615	15,751,782

Construction Materials 1.49%
CRH PLC	185,349	16,305,151

Consumer Staples Distribution & Retail 2.11%
BJ’s Wholesale Club Holdings, Inc.*	201,730	23,017,393

Electric: Utilities 5.54%
Entergy Corp.	275,658	23,566,003
FirstEnergy Corp.	438,557	17,726,474
IDACORP, Inc.	165,820	19,271,600
Total		60,564,077
Investments	Shares	Fair Value
Electronic Equipment, Instruments & Components 8.79%
Belden, Inc.	204,325	$20,483,581
Crane NXT Co.	193,951	9,969,081
Jabil, Inc.	116,200	15,811,334
Keysight Technologies, Inc.*	116,663	17,472,618
Littelfuse, Inc.	74,962	14,748,024
TD SYNNEX Corp.	168,386	17,505,409
Total		95,990,047

Ground Transportation 2.43%
Landstar System, Inc.	73,792	11,083,558
Saia, Inc.*	44,334	15,491,630
Total		26,575,188

Health Care Equipment & Supplies 2.60%
Globus Medical, Inc. Class A*	150,117	10,988,565
Integra LifeSciences Holdings Corp.*	791,470	17,404,425
Total		28,392,990

Health Care Providers & Services 4.80%
Cencora, Inc.	95,739	26,624,059
Labcorp Holdings, Inc.	110,653	25,753,379
Total		52,377,438

Insurance 14.81%
American Financial Group, Inc.	167,500	21,999,450
Aon PLC Class A (United Kingdom)(b)	59,117	23,593,003
Arch Capital Group Ltd.	261,521	25,153,090
Arthur J Gallagher & Co.	77,965	26,916,637
Kemper Corp.	357,819	23,920,200
RenaissanceRe Holdings Ltd.	89,024	21,365,760
White Mountains Insurance Group Ltd.	9,769	18,813,238
Total		161,761,378

Leisure Products 0.93%
YETI Holdings, Inc.*	308,008	10,195,065

See Notes to Schedule of Investments.	1

Schedule of Investments (unaudited)(continued)

LORD ABBETT MID CAP STOCK FUND, INC. March 31, 2025

Investments	Shares	Fair Value
Life Sciences Tools & Services 1.68%
Agilent Technologies, Inc.	88,788	$10,386,420
Azenta, Inc.*	228,266	7,907,134
Total		18,293,554

Machinery 6.05%
AGCO Corp.	186,350	17,250,419
Cummins, Inc.	50,959	15,972,589
Middleby Corp.*	106,570	16,196,509
Parker-Hannifin Corp.	27,339	16,618,011
Total		66,037,528

Metals & Mining 1.70%
Steel Dynamics, Inc.	148,860	18,619,409

Multi-Utilities 2.04%
CMS Energy Corp.	296,755	22,289,268

Oil, Gas & Consumable Fuels 5.29%
Expand Energy Corp.	226,680	25,234,018
Permian Resources Corp.	1,677,449	23,232,669
Williams Cos., Inc.	156,048	9,325,428
Total		57,792,115

Pharmaceuticals 1.27%
Teva Pharmaceutical Industries Ltd. ADR*	905,544	13,918,211

Professional Services 3.13%
CACI International, Inc. Class A*	35,394	12,986,766
Genpact Ltd.	420,539	21,186,755
Total		34,173,521

Real Estate Management & Development 1.51%
CBRE Group, Inc. Class A*	126,196	16,503,913

Retail REITS 1.44%
Kimco Realty Corp.	741,743	15,754,621

Semiconductors & Semiconductor Equipment 1.94%
Silicon Motion Technology Corp. ADR	419,910	21,230,650
Investments	Shares	Fair Value
Specialty Retail 4.76%
AutoZone, Inc.*	5,744	$21,900,609
Best Buy Co., Inc.	187,912	13,832,202
Dick’s Sporting Goods, Inc.	80,800	16,286,048
Total		52,018,859

Technology Hardware, Storage & Peripherals 1.47%
NetApp, Inc.	182,713	16,049,510

Textiles, Apparel & Luxury Goods 1.28%
Ralph Lauren Corp.	63,120	13,933,109

Trading Companies & Distributors 3.25%
AerCap Holdings NV (Ireland)(b)	216,397	22,109,281
MRC Global, Inc.*	1,164,571	13,369,275
Total		35,478,556
Total Common Stocks (cost $910,555,621)		1,076,910,198

	Principal Amount

SHORT-TERM INVESTMENTS 1.51%

REPURCHASE AGREEMENTS 1.51%
Repurchase Agreement dated 3/31/2025, 2.050% due 4/1/2025 with Fixed Income Clearing Corp. collateralized by $17,548,300 of U.S. Treasury Note at 0.625% due 7/31/2026; value: $16,801,951; proceeds: $16,473,270 (cost $16,472,332)	$16,472,332	16,472,332
Total Investments in Securities 100.09% (cost $927,027,953)		1,093,382,530
Other Assets and Liabilities – Net (0.09)%		(964,471)
Net Assets 100.00%		$1,092,418,059

ADR	American Depositary Receipt.
REITS	Real Estate Investment Trusts.
*	Non-income producing security.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Foreign security traded in U.S. dollars.

2	See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(concluded)

LORD ABBETT MID CAP STOCK FUND, INC. March 31, 2025

The following is a summary of the inputs used as of March 31, 2025 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks
Beverages	$9,150,300	$18,874,382	$–	$28,024,682
Remaining Industries	1,048,885,516	–	–	1,048,885,516
Short-Term Investments
Repurchase Agreements	–	16,472,332	–	16,472,332
Total	$1,058,035,816	$35,346,714	$–	$1,093,382,530

(1)	Refer to Note 2(a) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the period in relation to the Fund’s net assets.

See Notes to Schedule of Investments.	3

Notes to Schedule of Investments (unaudited)

1.	ORGANIZATION

Lord Abbett Mid Cap Stock Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law on March 14, 1983.

The Fund’s investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”) as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on the NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Pricing Committee uses a third-party fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value. Investments in open-end money market mutual funds are valued at their net asset value as of the close of each business day.

(b)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is

Notes to Schedule of Investments (unaudited)(continued)

used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of March 31, 2025 and, if applicable, Level 3 rollforwards for the period ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	FEDERAL TAX INFORMATION

It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open generally three years after the filing of the tax return. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

4.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

Notes to Schedule of Investments (unaudited)(concluded)

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of March 31, 2025, the Fund did not have any securities on loan.

QPHR-MIDCAP-1Q
(05/25)